Exhibit 10.2

JOINDER TO

STOCKHOLDERS AGREEMENT

Reference is made to that certain Stockholders Agreement, dated as of November 2, 2011, by and among Change Healthcare, Inc. (a Delaware corporation formerly known as Beagle Parent Corp. (the “Company”)), Change Intermediate Holdings, Inc. (a Delaware corporation formerly known as Beagle Intermediate Holdings, Inc.), Change Healthcare Holdings, Inc. (a Delaware corporation formerly known as Emdeon Inc., successor by merger to Beagle Acquisition Corp.) and the Stockholders from time to time party thereto (the “Stockholders Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Stockholders Agreement.

On or about the date hereof, the undersigned (the “Transferee”) has received shares of the common stock of the Company from Blackstone. Pursuant to Sections 4.2 and 4.6 of the Stockholders Agreement, the Transferee hereby agrees to join, become a party to and be bound by, as a Sponsor, the Stockholders Agreement. Transferee further acknowledges and agrees (i) that all such Shares shall remain Sponsor Shares and shall be subject to all of the provisions of the Stockholders Agreement, and (ii) that it shall assume, with respect to such Company Shares, all of Blackstone’s rights and obligations under the Stockholders Agreement and any other agreement or instrument executed by Blackstone in respect of the Company Shares.

CHANGE AGGREGATOR L.P.

By:	Change Aggregator GP L.L.C., its general partner

By:	Blackstone Management Associates VI L.L.C., its managing member

By:	BMA VI L.L.C., its sole member

By:	/s/ Vikrant Sawhney
Name: Vikrant Sawhney
Title: Senior Managing Director

Acknowledged and Agreed:

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name:	Gregory T. Stevens
Title:	General Counsel and Secretary

JOINDER TO

STOCKHOLDERS AGREEMENT

Reference is made to that certain Stockholders Agreement, dated as of November 2, 2011, by and among Change Healthcare, Inc. (a Delaware corporation formerly known as Beagle Parent Corp. (the “Company”)), Change Intermediate Holdings, Inc. (a Delaware corporation formerly known as Beagle Intermediate Holdings, Inc.), Change Healthcare Holdings, Inc. (a Delaware corporation formerly known as Emdeon Inc., successor by merger to Beagle Acquisition Corp.) and the Stockholders from time to time party thereto (the “Stockholders Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Stockholders Agreement.

On or about the date hereof, the undersigned (the “Transferee”) has received shares of the common stock of the Company from H&F. Pursuant to Sections 4.2 and 4.6 of the Stockholders Agreement, the Transferee hereby agrees to join, become a party to and be bound by, as a Sponsor, the Stockholders Agreement. Transferee further acknowledges and agrees (i) that all such Shares shall remain Sponsor Shares and shall be subject to all of the provisions of the Stockholders Agreement, and (ii) that it shall assume, with respect to such Company Shares, all of H&F’s rights and obligations under the Stockholders Agreement and any other agreement or instrument executed by H&F in respect of the Company Shares.

H&F ECHO HOLDINGS, L.P.

By:	H&F Echo GP, L.L.C., its general partner

By:	Hellman & Friedman Investors VI, L.P., its managing member

By:	Hellman & Friedman LLC, its general partner

By:	/s/ P. Hunter Philbrick
Name: P. Hunter Philbrick
Title: Managing Director

Acknowledged and Agreed:

CHANGE HEALTHCARE, INC.

By:	/s/ Gregory T. Stevens
Name:	Gregory T. Stevens
Title:	General Counsel and Secretary